ITEM 77O - Transactions effected pursuant to Rule 10f-3


HIGHMARK FUNDS
RULE 10F-3 REPORT
QUARTER ENDED MARCH 31, 2012

DATE OF PURCHASE   2/14/2012
FUND(S)   HighMark Short Term Bond
SECURITY   Honda Auto Receivables 0.77% 2016
AMOUNT (SHARES/PAR)   $2 million
PRICE   99.994
COMMISSION OR SPREAD   0.30%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Bank of America
AMOUNT OF OFFERING   $0.52 Billion
PURCHASED PERCENTAGE   0.38%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   3/7/2012
FUND(S)   HighMark Balanced Fund
SECURITY   Kinder Morgen 3.95% 2022
AMOUNT (SHARES/PAR)   $75,000
PRICE   99.81%
COMMISSION OR SPREAD   0.45%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.38%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   3/7/2012
FUND(S)   HighMark Bond Fund
SECURITY   Kinder Morgen 3.95% 2022
AMOUNT (SHARES/PAR)   $3.75 million
PRICE   99.81%
COMMISSION OR SPREAD   0.45%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.38%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   3/30/2012
FUND(S)   HighMark Balanced Fund
SECURITY   Wetherford International 4.50% 2022
AMOUNT (SHARES/PAR)   $40,000
PRICE   99.86%
COMMISSION OR SPREAD   0.65%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $0.75 Billion
PURCHASED PERCENTAGE   0.10%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   3/30/2012
FUND(S)   HighMark Bond Fund
SECURITY   Wetherford International 4.50% 2022
aMOUNT (SHARES/PAR)   $860,000
PRICE   99.86%
COMMISSION OR SPREAD   0.65%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $0.75Billion
PURCHASED PERCENTAGE   0.10%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.


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HIGHMARK FUNDS
RULE 10F-3 REPORT
QUARTER ENDED JUNE 30, 2012

DATE OF PURCHASE   3/23/2012
FUND(S)   Balanced
SECURITY   Cimarex Energy 5.875% 2022
AMOUNT (SHARES/PAR)   $35,000
PRICE   100.00
COMMISSION OR SPREAD   1.5%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $0.75 Billion
PURCHASED PERCENTAGE   0.23%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   3/23/2012
FUND(S)   Bond
SECURITY   Cimarex Energy 5.875% 2022
AMOUNT (SHARES/PAR)   $1.7 Million
PRICE   100.00
COMMISSION OR SPREAD   1.5%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $0.75 Billion
PURCHASED PERCENTAGE   0.23%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/14/2012
FUND(S)   Bond
SECURITY   Republic Services 3.55% 2022
AMOUNT (SHARES/PAR)   $1.625 Million
PRICE   99.723
COMMISSION OR SPREAD   0.65%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Wells Fargo
AMOUNT OF OFFERING   $0.85 Billion
PURCHASED PERCENTAGE   0.19%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/14/2012
FUND(S)   Balanced
SECURITY   Republic Services 3.55% 2022
AMOUNT (SHARES/PAR)   $30,000
PRICE   99.723
COMMISSION OR SPREAD   0.65%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Wells Fargo
AMOUNT OF OFFERING   $0.85 Billion
PURCHASED PERCENTAGE   0.19%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/14/2012
FUND(S)   Short Term Bond
SECURITY   Kellogg 1.125% 2015
AMOUNT (SHARES/PAR)   $1.7 Million
PRICE   99.883
COMMISSION OR SPREAD   0.25%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Barclays Capital
AMOUNT OF OFFERING   $.35 Billion
PURCHASED PERCENTAGE   0.48%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/14/2012
FUND(S)   Short Term Bond
SECURITY   Kellogg Co 1.125% 2015
AMOUNT (SHARES/PAR)   $1.7 Million
PRICE   99.883
COMMISSION OR SPREAD   0.25%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Barclays
AMOUNT OF OFFERING   $0.35 Billion
PURCHASED PERCENTAGE   0.48%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/24/2012
FUND(S)   Short Term Bond
SECURITY   United Tech Corp 1.2% 2015
AMOUNT (SHARES/PAR)   $1.1 Million
PRICE   99.944
COMMISSION OR SPREAD   0.30%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   JP Morgan
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.11%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/24/2012
FUND(S)   Balanced
SECURITY   United Tech Corp 3.1% 2022
AMOUNT (SHARES/PAR)   $25,000
PRICE   99.923
COMMISSION OR SPREAD   0.45%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Banc of America
AMOUNT OF OFFERING   $2.3 Billion
PURCHASED PERCENTAGE   0.06%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   5/24/2012
FUND(S)   Bond
SECURITY   United Tech Corp 3.1% 2022
AMOUNT (SHARES/PAR)   $1.5 Million
PRICE   99.923
COMMISSION OR SPREAD   0.45%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Banc of America
AMOUNT OF OFFERING   $2.3 Billion
PURCHASED PERCENTAGE   0.06%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   6/12/2012
FUND(S)   Bond
SECURITY   Hydro Quebec 1.375% 2017
AMOUNT (SHARES/PAR)   $1.1 Million
PRICE   99.884
COMMISSION OR SPREAD   0.175%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   RBC Capital Markets
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.26%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   6/12/2012
FUND(S)   Short Term Bond
SECURITY   Hydro Quebec 1.375% 2017
AMOUNT (SHARES/PAR)   $1.5 Million
PRICE   99.884
COMMISSION OR SPREAD   0.175%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   RBC Capital Markets
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.26%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   6/19/2012
FUND(S)   Bond
SECURITY   Newfield Exploration Co 5.625% 2024
AMOUNT (SHARES/PAR)   $0.865 Million
PRICE   100
COMMISSION OR SPREAD   0.875%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Wells Fargo Securities
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.09%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.

DATE OF PURCHASE   6/19/2012
FUND(S)   Balanced
SECURITY   Newfield Exploration Co 5.625% 2024
AMOUNT (SHARES/PAR)   $35,000
PRICE   100
COMMISSION OR SPREAD   0.875%
COMMISSION/ SPREAD REASONABLE   Yes
UNDERWRITER PURCHASED FROM   Wells Fargo Securities
AMOUNT OF OFFERING   $1 Billion
PURCHASED PERCENTAGE   0.09%
AFFILIATE IN SYNDICATE   Mitsubishi UFJ Securities (USA), Inc.




The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.